                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 22, 2005

                             PARKER DRILLING COMPANY
             (Exact name of registrant as specified in its charter)




        Delaware                       1-7573                 73-0618660
(State or other jurisdiction         (Commission           (I.R.S. Employer
     of incorporation)               File Number)         Identification No.)


                         1401 Enclave Parkway, Suite 600
                              Houston, Texas 77077
          (Address of principal executive offices, including zip code)


                                 (281) 406-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

         On February 22, 2005, Mr. Reinfrank and Mr. Gibson, members of the Registrant's Compensation Committee, pursuant to authorization from the Board of Directors, approved 2004 Incentive Compensation Performance bonuses for the Registrant's named executive officers after performing its review and analysis of the Chief Executive Officer's performance, receiving input from the Chief Executive Officer regarding the performance of the other named executive officers and receiving a report from an independent compensation consultant that included a comparison of the incentive bonus compensation paid to executive officers of the Registrant's peer group. The following table sets forth the bonuses approved for the named executive officers for the years 2003 and 2004:

NAME AND POSITION                                       YEAR                   BONUS

Robert L. Parker, Jr.                                   2004                   $200,000
     President & Chief Executive Officer                2003                   $0

Robert L. Parker                                        2004                   $0
     Chairman of the Board of Directors                 2003                   $0

James W. Whalen                                         2004                   $80,000
     Senior Vice President & Chief Financial Officer    2003                   $0

Denis Graham                                            2004                   $45,000
     Vice President of Engineering                      2003                   $0

Ronald C. Potter                                        2004                   $26,000
     Vice President & General Counsel                   2003                   $17,000


         The Registrant intends to provide additional information regarding the compensation awarded to the Named Executive Officers in respect of the year ended December 31, 2004, in the Registrant's proxy statement for the 2005 annual meeting of stockholders, which is expected to be filed with the Securities and Exchange Commission in March 2005.

                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PARKER DRILLING COMPANY


Dated: February 28, 2005                   By: /s/ JAMES W. WHALEN
                                               -------------------------
                                               James W. Whalen
                                               Senior Vice President & CFO